UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 11, 2026

LVPAI GROUP LIMITED
(Exact Name of Registrant as Specified in its Charter)

Nevada	033-20966	76-0251547
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

50 West Liberty Street, Suite 880 Reno, Nevada	89501
(Address of principal executive offices)	(Zip Code)

(646) 768-8417

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered under Section 12(g) of the Exchange Act: None

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 9, 2026, Chen Yuanhang ceased to serve as Chief Executive Officer of LVPAI GROUP LIMITED, a Nevada corporation (the “Company”), but will continue to serve as a member of the Board of Directors of the Company.

On June 9, 2026, Wei Zurui ceased to serve as Chief Financial Officer and a member of the Board of Directors of the Company.

On June 9, 2026, the Board of Directors of the Company appointed Zhao Ling to serve as the Chief Executive Officer and a member of the Board of Directors of the Company.

On June 9, 2026, the Board of Directors of the Company appointed Yang Fuzhu to serve as Chairman of the Board of Directors and a member of the Board of Directors of the Company.

On June 9, 2026, the Board of Directors of the Company appointed Zhang Wenmin to serve as Chief Financial Officer of the Company.

On June 9, 2026, the Board of Directors of the Company appointed Zhu Chen, Liang Wu, Chen Wenqing and Ge Sihua to serve as independent directors of the Company.

There are no arrangements or understandings between Zhao Ling, Yang Fuzhu, Zhang Wenmin, Zhu Chen, Liang Wu, Chen Wenqing or Ge Sihua and any other persons pursuant to which any such person was appointed as an officer or director of the Company.

Zhang Wenmin – Chief Financial Officer

Ms. Zhang Wenmin, aged 43, graduated from Tianjin University with a bachelor’s degree in Business Administration. Ms. Zhang has approximately ten years of experience in the travel-related photography industry. Ms. Zhang has served as the Chief Executive Officer of Jiangsu Lvpai Technology Group Co., Ltd., focusing on travel-related photography services. Ms. Zhang built a one-stop service platform called “Global Travel Photography,” a brand in the travel-related photography industry that integrates tourism, photography, hotels, scenic spots, specialties and other comprehensive products.

Ms. Zhang is also an angel investor with experience in business management and financial investment analysis. In addition to “Global Travel Photography,” she has invested in several start-ups, including “XingYi Media,” “Zhongfu Cultural Tourism,” “Smart Travel Camera Cabin,” “TianNian KeYang,” “Kuncheng RV Tourism” and “Tianzhiquan Liquor.” The Company believes that Ms. Zhang’s business management and financial investment experience qualify her to serve as Chief Financial Officer of the Company.

Yang Fuzhu – Chairman of the Board and Director

Mr. Yang Fuzhu, aged 52, graduated from Jiangsu Vocational College of Electronics and Information, formerly known as Huaiyin Electronic Industry School, in 1997. Mr. Yang has approximately twenty years of experience in photography and related businesses. He established “Red Rose Studio” in 1999 to provide customized photography services, including wedding photography, wedding banquet photography and portrait photography.

Mr. Yang is the founder and chairman of Haoye Network Information Consultant Limited Company in Wuxi, China, where he has been responsible for corporate network system construction, website content optimization, online sales personnel training, online shop system improvement and guidance in online industry alliances. Mr. Yang has also served as founder and chairman of Lvpai Culture Communication (Shanghai) Company Limited, where he established the online platform “lvpai.com” as an online service marketing provider for destination wedding photography and city brand name establishment and planning. Since 2020, Mr. Yang has served as founder and chairman of Jiangsu Travel Photography Technology Group Company Limited, where he is responsible for business management and strategic planning.

Since 2008, Mr. Yang has served as a member of the council of China Portrait Photography, where he has been responsible for integrating member resources and member training. The Company believes that Mr. Yang’s business leadership and professional experience qualify him to serve as Chairman of the Board and a member of the Board of Directors of the Company.

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Zhao Ling – Chief Executive Officer and Director

Ms. Zhao Ling, aged 48, received her bachelor’s degree from Shandong Aviation College in 1997. Ms. Zhao has experience in business operations, coordination, data management and project execution. From 2002 to 2022, Ms. Zhao was self-employed and operated Beihai Mingzhu Hotel. Since 2025, Ms. Zhao has served as Chief Executive Officer of Wuxi Zhengqian Technology Co., Ltd.

Ms. Zhao has experience in learning and implementing new business systems, data organization, business coordination and issue follow-up. The Company believes that Ms. Zhao’s business operation experience and management experience qualify her to serve as Chief Executive Officer and a member of the Board of Directors of the Company.

Zhu Chen – Independent Director

Mr. Zhu Chen, aged 37, received his bachelor’s degree from Northeast Agricultural University in 2011. Mr. Zhu has experience in enterprise planning, business model operation, corporate training, business management and capital markets.

From August 2011 to December 2011, Mr. Zhu served as an engineer at Wistron (Zhongshan) Co., Ltd. From September 2021 to April 2023, Mr. Zhu served as Chief Executive Officer of Guangxi Tianke Life and Health Industry Group Co., Ltd. Since May 2023, Mr. Zhu has served as deputy general manager of Guangxi Chuanggu Investment Group Co., Ltd. Since August 2023, Mr. Zhu has served as general manager of Yuexin Guangrong Technology (Shenzhen) Co., Ltd. Since December 2025, Mr. Zhu has served as general manager of Aizhente (Shenzhen) Artificial Intelligence Technology Co., Ltd.

The Company believes that Mr. Zhu’s experience in enterprise planning, business operations, business management and capital markets qualifies him to serve as an independent director of the Company.

Liang Wu-Independent Director

Mr. Liang Wu, aged 43, received his bachelor’s degree from West Anhui University in 2007. Mr. Liang has experience in business operations, administration, communication and coordination, document preparation and general business management.

From 2008 to 2024, Mr. Liang was self-employed in the catering industry. Since 2025, Mr. Liang has served as Chairman of Wuxi Zhengqian Technology Co.,Ltd.

The Company believes that Mr. Liang’s business operation, coordination and management experience qualify him to serve as an independent director of the Company.

Chen Wenqing - Independent Director

Mr. Chen Wenqing, aged 52 received a diploma from Shaanxi University of Finance and Economics in 1997. Mr.Chen has approximately 29 years of experience in marketing, enterprise planning, education and training, team operation and departmental management.

From 1997 to 2004, Mr. Chen served as marketing manager at a Taiwan-funded enterprise in Guangdong. From 2007 to 2011, Mr.Chen served as chief operating officer and dean to the business school of Beijing Qingquanyuan Technology. From 2011 to 2020, Mr. Chen served as chief operating officer and dean of the business school of Sichuan Chengdu Kechuang Zhongheng Health Industry Group. From 2020 to 2025, Mr. Chen served in marketing and operational management roles at Qingdao Kang’er Bioengineering Co., Ltd. Chengdu Branch and Shenzhen Huijia Life Co., Ltd. Since March 2026, Mr. Chen has served as Chief Executive Officer of Wuxi Zhengqian Technology Co., Ltd.

The Company believes that Mr. Chen’s experience in marketing, enterprise planning, training, team operations and management qualifies him to serve as an independent director of the Company.

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Ge Sihua – Independent Director

Mr. Ge Sihua, aged 42, received his bachelor’s degree from Beihang University in 2009. Mr. Ge has experience in marketing coordination, event planning, customer relationship maintenance, data analysis, copywriting, channel development and business communication.

Since 2013, Mr. Ge has served as head of the marketing department of Changzhou E-Control Automotive Electronics Co., Ltd.

The Company believes that Mr. Ge’s experience in marketing, customer relationship management, data analysis and business communication qualifies him to serve as an independent director of the Company.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1	DIRECTORS RESOLUTIONS, dated June 9, 2026.

104	Cover Page Interactive Data File (embedded within the Inline XBRL Document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

June 11, 2026

Lvpai Group Limited

/s/ Zhao Ling
By:	Zhao Ling
Title:	CEO

/s/ Yang Fuzhu
By:	Yang Fuzhu
Title:	Chairman of the Board

/s/ Zhang Wenmin
By:	Zhang Wenmin
Title:	Chief Financial Officer

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